SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 24, 2003

Date of Report (Date of earliest event reported)

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of Registrants as Specified in their Charters)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(States or Other Jurisdictions of Incorporation)	(Commission file Numbers)	(IRS Employer Identification Nos.)

Five Greenwich Office Park, Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

(203) 622-3131

Registrants’ telephone number, including area code

Item 9.	Regulation FD Disclosure.

On April 24, 2003, United Rentals, Inc., issued a press release reporting financial results for the first quarter of 2003. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

This information is being reported under Items 9 and 12.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1	Press release of United Rentals, Inc., dated April 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of April, 2003.

UNITED RENTALS, INC.

By:	/S/ JOHN N. MILNE
Name: Title:	John N. Milne President and Chief Financial Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/S/ JOHN N. MILNE
Name: Title:	John N. Milne President and Chief Financial Officer

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